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                                                               EXHIBIT 23.2

  We hereby consent to (i) any references to our firm, or (ii) any references to advice rendered by our firm and contained in Amendment No. 1 to the Form S-3 Registration Statement of Kaiser Aluminum Corporation (Registration No. 333-
71).

April 8, 1996                             WHARTON LEVIN EHRMANTRAUT KLEIN &
                                           NASH, P.A.